Exhibit 99.1

NEWS RELEASE

Mitel Completes Acquisition of ShoreTel

Combined Company Ideally Positioned to Take Customers to the Cloud Seamlessly and Simply as a Global UCaaS Market Leader

OTTAWA, September 25, 2017 – Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in business communications, today announced the completion of its acquisition of ShoreTel. With this addition, Mitel has accelerated its move-to-the-cloud strategy, shifting into the #2 market share position for UCaaS (Unified Communications as a Service) globally* as customers worldwide look for cloud and cloud-capable solutions to digitally transform their businesses.

Seamless and simple cloud communications and collaboration solutions for customers

“Digital transformation is rapidly changing business models in every industry and every corner of the globe, opening the door to disruptive opportunities for companies to grow and compete. For businesses, moving to a cloud communications and collaboration system inside their own organizations is a natural first step on their digital transformation journey,” said Rich McBee, President and Chief Executive Officer of Mitel. “Mitel and ShoreTel are now stronger together and even better equipped to help take our customers to the cloud, seamlessly and simply.”

Stronger together with rich cloud culture and offering

With the market moving further and faster to a cloud footing, McBee highlighted the success ShoreTel’s management team and employees have had in transforming their business to meet changing customer needs and delivering an exceptional customer experience.

“In an apps economy and IoT world that depends on real-time communications, providing an agile, responsive and brilliantly simple customer experience becomes wildly important,” said McBee. “Don Joos and the entire ShoreTel team have institutionalized and mobilized that mantra, and put in place a cloud-first portfolio we are excited to take to customers globally, and a cloud-culture and organization we are thrilled to embrace and expand in Mitel.”

Stronger together, with highly complementary cloud architectures, Mitel expects to share the vision for its integrated cloud and applications technologies early in 2018.

Seamless solutions to take all customers to the cloud with lifecycle support

Consistent with Mitel’s vision of providing customers with seamless communications and collaboration, a design philosophy of always providing customers a technology path to the future, and a corporate commitment to ensuring business continuity, Mitel and ShoreTel customers and partners can continue to count on the same cloud and on-site solutions they always have. Mitel will provide ongoing service and support for all products throughout their lifecycles. Customers and partners will be notified and updated in advance of all product announcements.

“Regardless if you are a small business owner or the IT director for a Fortune 500 company, digitally transforming your organization to leverage business applications in the cloud, connect remote workers, and access collaboration tools that work in and out of the office, can be daunting. But it doesn’t have to mean ripping out everything already in place or stranding investments already made,” said Elka Popova, Vice President and Senior Fellow, Connected Work and Digital Experience, Frost and Sullivan. “Companies need a pragmatic blueprint to move to the cloud, and with ShoreTel solutions now part of Mitel’s portfolio, Mitel is better-positioned to offer that kind of rational choice to more businesses so that customers can have their cake and eat it too.”

Transaction Details

In conjunction with the closing of the acquisition, Mitel today completed the financing of an incremental US$300 million term loan priced at LIBOR plus 3.75% with a LIBOR floor of 1.00% maturing in September 2023. Proceeds of the incremental term loan, along with credit available under the existing revolving credit facility and cash on hand from the combined companies, were used to finance the acquisition of ShoreTel as well as fees and expenses related to the foregoing.

BMO Capital Markets led the new term loan facility with Citizens Bank, N.A., HSBC Bank Canada and Canadian Imperial Bank of Commerce serving as Joint Lead Arrangers and Joint Bookrunners. Citizens Bank, N.A., led the amendment of the existing facilities and will act as administrative agent for both the existing and new facilities. EA Markets LLC acted as Mitel’s independent financial advisor in conjunction with the arrangement and structuring of the financing.

*Source: Synergy Research, Q2 2017 UCaaS Market Share Report, August, 2017

Transaction Information for ShoreTel Stockholders

Mitel’s previously announced tender offer (“Offer”) to acquire all of the issued and outstanding shares of ShoreTel common stock expired at 5:00 p.m., New York City time, on September 22, 2017. A total of 62,046,693 shares of ShoreTel common stock were validly tendered in the Offer, representing approximately 89.3% of the outstanding shares. All of the conditions to the closing of the Offer have been satisfied and Mitel has accepted for payment and paid for all of the tendered shares. Following acceptance for payment of the shares of ShoreTel common stock tendered in the Offer, Mitel completed the acquisition of ShoreTel through the merger of its subsidiary with and into ShoreTel, pursuant to which each share of ShoreTel common stock not tendered in the Offer (other than shares held by any stockholder that was entitled to and has properly demanded statutory appraisal of its shares) has been cancelled and converted into the right to receive the same $7.50 per share in cash, without interest and subject to any required withholding taxes, as paid for shares tendered in the Offer. As a result of the merger, ShoreTel is now a wholly-owned subsidiary of Mitel.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel (the “transaction”); the anticipated size of the markets and continued demand for Mitel and ShoreTel products and services; the impact of competitive products and pricing and disruption to Mitel’s and ShoreTel’s respective businesses that could result from the announcement of the transaction; the ability to recognize the anticipated benefits from the divestment of Mitel’s mobile division (“Mobile Division”); risks associated with the non-cash consideration received by Mitel in connection with the divestment of the Mobile Division; the impact to Mitel’s business that could result from the announcement of the divestment of the Mobile Division; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC and Canadian securities regulatory authorities on March 1, 2017, in Mitel’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC and Canadian securities regulatory authorities on July 28, 2017, and in ShoreTel’s Annual Report on Form 10-K for the year ended June 30, 2017 filed with the SEC on September 8, 2017. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in enterprise communications powering more than two billion business connections, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and service providers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

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Contact Information

Media Camille Beasley 469-212-0433 camille.beasley@mitel.com
Investors Michael McCarthy 469-574-8134 michael.mccarthy@mitel.com Industry Analysts Denise Hogberg 469-212-0434 denise.hogberg@mitel.com